UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2014

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	90-0907433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, AZ 85251

(Address of principal executive offices)

(480) 840-8100

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 15, 2014, Taylor Morrison Communities, Inc. (“TMC”) and various other subsidiaries of Taylor Morrison Home Corporation entered into Amendment No. 1 (the “Amendment”) to the Second Amended and Restated Credit Agreement, dated as of July 13, 2011 (as amended and restated as of April 13, 2012, thereafter amended as of August 15, 2012 and December 27, 2012 and as further amended and restated as of April 12, 2013, the “Credit Agreement”), among TMC, Monarch Corporation, TMM Holdings Limited Partnership, Monarch Communities Inc., Monarch Parent Inc., Taylor Morrison Holdings, Inc., Taylor Morrison Finance, Inc., the lenders party thereto and Credit Suisse AG, as administrative agent for the lenders.

Among other things, the Amendment released Monarch Corporation from all of its obligations under the Credit Agreement as of 9:00 a.m. New York time on January 17, 2014. The transactions contemplated by the Amendment were effected in connection with the release of Monarch Corporation as a guarantor under the indentures described below in Item 8.01.

The above summary of the Amendment is qualified in its entirety by reference to the complete terms and provisions thereof filed herewith as Exhibit 10.1.

ITEM 8.01	OTHER EVENTS.

Upon the release of Monarch Corporation from its obligations under the Credit Agreement as described above in Item 1.01, Monarch Corporation was released from its obligations as a guarantor under (i) the Indenture, dated as of April 13, 2012 (the “2012 Indenture”), among TMC, Monarch Communities Inc. (together with TMC, the “Issuers”), the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”), governing the Issuers’ 7.750% Senior Notes due 2020, and (ii) the Indenture, dated as of April 16, 2013 (the “2013 Indenture”), among the Issuers, the guarantors party thereto and the Trustee, governing the Issuers’ 5.25% Senior Notes due 2021. The release of Monarch Corporation as guarantor occurred automatically pursuant to Section 10.05(d) of each of the 2012 Indenture and the 2013 Indenture.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Amendment No. 1, dated as of January 15, 2014, to the Second Amended and Restated Credit Agreement, dated as of July 13, 2011 (as amended and restated as of April 13, 2012, thereafter amended as of August 15, 2012 and December 27, 2012 and as further amended and restated as of April 12, 2013), among Taylor Morrison Communities, Inc., Monarch Corporation, TMM Holdings Limited Partnership, Monarch Communities Inc., Monarch Parent Inc., Taylor Morrison Holdings, Inc., Taylor Morrison Finance, Inc., the lenders party thereto and Credit Suisse AG, as administrative agent for the lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 17, 2014

Taylor Morrison Home Corporation

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Vice President, Secretary and General Counsel